EXHIBIT 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into LifeCell Corporation's previously filed Registration Statements File No. 33-90740, File No. 333-20093, File No. 333-62701, File No. 333-62491 and File No. 333-94715.


/S/ ARTHUR  ANDERSEN  LLP


Philadelphia,  Pennsylvania
     March  29,  2000


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